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                                                                       EXHIBIT 1
                                                                           DRAFT

                                2,000,000 SHARES

                            THE UNIMARK GROUP, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT
                            _______________________

                             ________________, 1996

Rodman & Renshaw, Inc.
One Liberty Plaza
165 Broadway
New York, New York  10006

Rauscher Pierce Refsnes, Inc.
2711 N. Haskell Avenue
Dallas, TX 75204

On behalf of the Several
Underwriters named in
Schedule I attached hereto.

Ladies and Gentlemen:

         The Unimark Group, Inc., a Texas corporation (the "Company") and the shareholders of the Company named in Schedule II attached hereto (the "Selling Shareholders"), propose to sell to you and the other underwriters named in
Schedule I attached hereto (the "Underwriters"), for whom you are acting as the Representatives, an aggregate of 2,000,000 shares (the "Firm Shares") of the Company's Common Stock, $.01 par value per share (the "Common Stock") of which 1,400,000 shares (the "Company Shares") are to be issued and sold by the Company and 600,000 shares (the "Selling Shareholder Shares") are to be sold by the Selling Shareholders. In addition, (i) the Company proposes to grant to the Underwriters an option to purchase up to an additional 277,000 shares (the "Company Option Shares") and (ii) certain Selling Shareholders as set forth on
Schedule II, (the "Certain Selling Shareholders") propose to grant an option to purchase 23,000 shares (the "Selling Shareholder Option Shares" and together with the Company Option Shares, the "Option Shares"), of Common Stock for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called the "Shares."

         1. Sale and Purchase of the Shares. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

                 (a) The Company agrees to issue and sell the Company Shares and the Selling Shareholders agree to sell the Selling Shareholder Shares to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase at the purchase price per share
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         of Common Stock of $________ (the "Initial Price"), the aggregate number of Firm Shares set forth opposite such Underwriter's name in
         Schedule I attached hereto. The Underwriters agree to offer the Firm Shares to the public as set forth in the Prospectus.

                 (b) The Company grants to the several Underwriters an option to purchase all or any part of the Company Option Shares, and the Certain Selling Shareholders grant to the several Underwriters an option to purchase all or any part of the Selling Shareholder Option Shares, at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, upon written or telegraphic notice, or verbal or telephonic notice confirmed by written or telegraphic notice, by the Representatives to the Company or the Certain Selling Shareholders no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before any Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

         2. Delivery and Payment. Delivery by the Company and the Selling Shareholders of the Firm Shares to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds to the Company and the Selling Shareholders, shall take place at the offices of Rodman & Renshaw, Inc., at One Liberty Plaza, 165 Broadway, New York, New York, 10006, at 10:00 a.m., New York City time, on the [THIRD] business day following the date on which the public offering of the Shares commences (unless such date is postponed in accordance with the provisions of Section 10(b)), or at such time and place on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by the Company, the Selling Shareholders and the Representatives (such time and date of delivery and payment are called the "Firm Shares Closing Date"). The public offering of the Shares shall be deemed to have commenced at the time, which is the earlier of (a) the time, after the Registration Statement (as defined in Section 4 below) becomes effective, of the release by you for publication of the first newspaper advertisement which is subsequently published relating to the Shares or (b) the time, after the Registration Statement becomes effective, when the Shares are first released by you for offering by the Underwriters or dealers by letter or telegram.

         In the event the option with respect to the Option Shares is exercised, delivery by the Company of the Company Option Shares or the Certain Selling Shareholders of the Selling Shareholder Option Shares, to the Representatives for the respective accounts of the Underwriters and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds to the Company or the Certain Selling Shareholders, as the case may be, shall take place at the offices of Rodman & Renshaw, Inc. specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing
Date) specified in the notice referred to in Section 1(b) (such time and date of delivery and payment is called the "Option Shares Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Dates are called, individually, a "Closing Date" and, together, the "Closing Dates."





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         Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or the Option Shares Closing Date, as the case may be, and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, on the full business day before the Firm Shares Closing Date or the Option Shares Closing Date, as the case may be.

         3. Public Offering. The Company and the Selling Shareholders understand that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus (as defined in Section 4 below), as soon after the effective date of the Registration Statement and the date of this Agreement, as the Representatives deem advisable. The Company and the Selling Shareholders hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

         4. Representations and Warranties of the Company and the Selling Shareholders.

                 (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                            (i) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, and may have filed one or more amendments thereto, on Form S-1 (Registration No. 333-________), including in such registration statement and each such amendment a related preliminary prospectus (a "Preliminary Prospectus"), for the registration of the Shares and the Option Shares, in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"). In addition, the Company has filed or will promptly file a further amendment to such registration statement, in the form heretofore delivered to you. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended, on file with the Commission at the time such registration statement becomes effective (including the prospectus, financial statements, exhibits, and all other documents filed as a part thereof or incorporated by reference directly or indirectly therein (such incorporated documents being herein collectively "Incorporated Documents")), provided that such Registration Statement, at the time it becomes effective, may omit such information as is permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A of the General Rules and Regulations promulgated under the Act (the "Regulations"), which information ("Rule 430 Information") shall be deemed to be included in such Registration Statement when a final prospectus is filed with the Commission in accordance with Rules 430A and 424(b)(1) or
                 (4) of the Regulations; the term "Preliminary Prospectus" means each prospectus included in the Registration Statement, or any amendments thereto, before it becomes effective under the Act, the form of prospectus omitting Rule 430A Information included in the Registration Statement when it becomes effective, if applicable (the "Rule 430A Prospectus"), and any prospectus filed by the Company with your consent pursuant to Rule 424(a) of the Regulations; and the term "Prospectus" means the final prospectus included as part of the Registration Statement, except that if the prospectus relating to the





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                 securities covered by the Registration Statement in the form first filed on behalf of the Company with the Commission pursuant to Rule 424(b) of the Regulations shall differ from such final prospectus, the term "Prospectus" shall mean the prospectus as filed pursuant to Rule 424(b) from and after the date on which it shall have first been used.

                           (ii) When the Registration Statement becomes effective, and at all times subsequent thereto to and including the Closing Dates, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus) will contain all statements which are required to be stated therein in accordance with the Act and the Regulations, will comply with the Act and the Regulations, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no event will have occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not then been set forth in such an amendment or supplement; if a Rule 430A Prospectus is included in the Registration Statement at the time it becomes effective, the Prospectus filed pursuant to Rules 430A and 424(b)(1) or (4) will contain all Rule 430A Information; and each Preliminary Prospectus, as of the date filed with the Commission, did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; except that no representation or warranty is made in this
                 Section 4(a)(ii) with respect to statements or omissions made in reliance upon and in conformity with written information furnished to the Company as stated in Section 7(b) with respect to any Underwriter by or on behalf of such Underwriter through the Representatives expressly for inclusion in any Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment or supplement thereto. Each of the Incorporated documents complies in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder.

                          (iii) Neither the Commission nor the "blue sky" or securities authority of any jurisdiction has issued an order (a "Stop Order") suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, the Prospectus, the Registration Statement, or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, or suspending the registration or qualification of the Firm Shares or the Option Shares nor has any of such authorities instituted or threatened to institute any proceedings with respect to a Stop Order.

                           (iv) Any contract, agreement, instrument, lease, or license required to be described in the Registration Statement or the Prospectus has been properly described therein. Any contract agreement, instrument, lease, or license required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to or has been incorporated as an exhibit by reference into the Registration Statement.





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                            (v)   The Company has no subsidiaries and does not
                 control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization, except for Simply Fresh Fruit, Inc., a California corporation ("Simply Fresh"), Unimark Foods, Inc., a Texas corporation ("UFI"), Unimark International, Inc., a Texas corporation ("UII" and together with UFI, the "Texas Subsidiaries"), Industrias Citricolas De Montemorelos, S.A. De C.V., a Mexican entity ("ICMOSA"), Grupo Industries Santa Engracia, a Mexican entity ("GISE", and together with ICMOSA the "Mexican Subsidiaries") Les Produits Deli-Bon, Inc., a company organized under the laws of Canada, ("Deli-Bon") (each such corporation singly a "Subsidiary" and collectively the "Subsidiaries"). Each of the Company and each Subsidiary is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is chartered, with full corporate power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on its business as now being conducted and in the manner described in the Prospectus. Each of the Company and each Subsidiary has been duly qualified to do business and is in good standing in each jurisdiction in which its respective ownership, leasing, licensing, or character, location or use of property and assets or the conduct of its respective business makes such qualification necessary.

                           (vi) The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, of which 8,261,828 shares are outstanding. Each outstanding share of Common Stock has been duly and validly authorized and issued, fully paid, and non-assessable, without any personal liability attaching to the ownership thereof and has not been issued and is not owned or held in violation of any preemptive rights of shareholders. The Company owns all of the shares of capital stock of the Subsidiaries, free and clear of all liens, claims, security interests, restrictions, shareholders' agreements, voting trusts and any other encumbrances whatsoever. There is no commitment, plan, preemptive right or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, shares of capital stock of the Company or any of the Subsidiaries or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company or any of the Subsidiaries, except as described in the Prospectus. There is outstanding no security or other instrument which by its terms is convertible into or exchangeable for capital stock of the Company or any of the Subsidiaries, except as described in the Prospectus.

                          (vii) The consolidated financial statements of the Company and the Subsidiaries, together with the related notes thereto, included in the Registration Statement and the Prospectus fairly present with respect to their respective financial position, the results of operations, and the other information purported to be shown therein at the respective dates and for the respective periods to which they apply.
                 Such financial statements have been prepared in accordance with generally accepted accounting principles (except to the extent that certain footnote disclosures regarding any stub period may have been omitted in accordance with the applicable rules of the Commission under the Exchange Act) consistently applied throughout the periods involved, are correct and





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                 complete, and are in accordance with the books and records of the Company and the Subsidiaries. The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Registration Statement and the Prospectus (A) present fairly in all material respects the information shown therein, (B) have been prepared in all material respects in accordance with applicable requirements of Rule 11-02 of Regulation S-X promulgated under the Exchange Act, and (C) have been properly computed on the basis described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included in the Registration Statement and the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. The accountants whose reports on the audited financial statements are filed with the Commission as a part of the Registration Statement are, and during the periods covered by their report(s) included in the Registration Statement and the Prospectus were, independent certified public accountants with respect to the Company within the meaning of the Act and the Regulations. No other financial statements are required by Form S-1 or otherwise to be included in the Registration Statement or the Prospectus. There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company or any of the Subsidiaries from the latest information set forth in the Registration Statement or the Prospectus, except as may be properly described in the Prospectus.

                         (viii) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation before any court or before any public body or board pending, or to the knowledge of the Company, threatened, with respect to the Company or any of the Subsidiaries, or any of their respective operations, businesses, properties or assets, except as may be properly described in the Prospectus or such as individually or in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, businesses, properties, assets or financial condition of the Company and the Subsidiaries. Neither the Company nor any of the Subsidiaries is involved in any labor dispute, nor is such dispute threatened, which dispute would have a material adverse effect upon the operations, business, properties, assets or financial condition of the Company. Neither the Company nor any of the Subsidiaries is in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree; nor is the Company or any of the Subsidiaries required to take any action in order to avoid any such violation or default. The Company and the Subsidiaries (A) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a material adverse effect upon the financial condition, assets, operations or prospects of the Company and the Subsidiaries, taken as a whole.





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                           (ix)   The Company and each of the Subsidiaries has
                 good and marketable title in fee simple absolute to all real properties and good title to all other properties and assets which the Prospectus indicates are owned by it, and has valid and enforceable leasehold interests in each of such items free and clear of all liens, security interests, pledges, charges, encumbrances, and mortgages (except as may be properly described in the Prospectus). No real property owned, leased, licensed or used by the Company or any of the Subsidiaries lies in an area which is, or to the knowledge of the Company will be, subject to zoning, use or building code restrictions which would prohibit, and no state of facts relating to the actions or inaction of another person or entity or his or its ownership, leasing, licensing or use of any real or personal property exists or will exist which would prevent, the continued effective ownership, leasing, licensing or use of such real property in the business of the Company or any of the Subsidiaries as presently conducted or as the Prospectus indicates it contemplates conducting (except as may be properly described in the Prospectus).

                            (x) The Company and each of the Subsidiaries, and to the knowledge of the Company, any other party, is not now or is not expected by the Company to be in violation or breach of, or in default with respect to, complying with any term, obligation or provision of any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding which is material to the Company or any of the Subsidiaries or by which any of its properties or businesses may be bound or affected, and no event has occurred which with notice or lapse of time or both would constitute such a default, and each such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding is in full force and is the legal, valid and binding obligation of the parties thereto and is enforceable as to them in accordance with its terms. The Company and each of the Subsidiaries enjoy peaceful and undisturbed possession under all leases and licenses under which it is operating. Neither the Company nor any of the Subsidiaries is a party to or bound by any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding, or subject to any charter or other restriction, which has had or may in the future have a material adverse effect on the financial condition, results of operations, businesses, properties, assets, liabilities or future prospects of the Company and the Subsidiaries. Neither the Company nor any of the Subsidiaries is in violation of breach of, or in default with respect to, any term of its certificate of incorporation (or other charter document) or by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation.

                           (xi) The Company and the Subsidiaries have filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof, or have received extensions thereof, and have paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due.

                          (xii) Any patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, franchises, and other intangible properties and assets listed in the Registration Statement (all of the foregoing being collectively herein called "Intangibles") that the Company and the Subsidiaries own, possess or have pending, or under which they are licensed, are in good standing





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                 and uncontested. There is no right under any Intangible
                 necessary to the business of the Company or the Subsidiaries as presently conducted or as the Prospectus indicates the Company contemplates conducting (except as may be so described in the Prospectus). Neither the Company nor any of the Subsidiaries has infringed, is infringing, or has received any notice of infringement with respect to asserted Intangibles of others. To the knowledge of the Company, there is no infringement by others of Intangibles of the Company. To the knowledge of the Company, there is no Intangible of others which has had or may in the future have a materially adverse effect on the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the Company and the Subsidiaries.

                         (xiii) Neither the Company nor any Subsidiary, director, officer, agent, employee or other person associated with or acting on behalf of the Company and the Subsidiaries has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment. No transaction has occurred between or among the Company, the Subsidiaries, or the Selling Shareholders and any of its or their officers or directors or any affiliates or affiliates of any such officer or director, except as described in the Prospectus.

                          (xiv) The Company has all requisite power and authority to execute, deliver and perform this Agreement. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly authorized, executed, and delivered by the Company, is the legal, valid and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms. No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by the Company or the Subsidiaries for the execution, delivery or performance by the Company of this Agreement (except filings under the Act which have been or will be made before the applicable Closing Date and such consents consisting only of consents under "blue sky" or securities laws which have been obtained at or prior to the date of this Agreement). No consent of any party to any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding to which the Company or the Subsidiaries are a party, or to which any of their respective properties or assets are subject, is required for the execution, delivery or performance of this Agreement, and the execution, delivery and performance of this Agreement, will not violate, result in a breach of, conflict with, accelerate the due date of any payments under, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws of the Company or any of the Subsidiaries, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment or





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
                 decree binding on the Company or any of the Subsidiaries or to which any of their operations, business, properties or assets are subject.

                           (xv) The Company Shares and the Option Shares are validly authorized. The Firm Shares, when issued and delivered in accordance with this Agreement, and the Option Shares, when delivered in accordance with this Agreement, will be duly and validly issued, fully paid, and non-assessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive rights of shareholders, optionholders, warrantholders and any other persons and the Underwriters will receive good title to the Company Shares and Option Shares purchased by them, respectively, free and clear of all liens, security interests, pledges, charges, encumbrances, shareholders' agreements and voting trusts.

                          (xvi) The Common Stock, the Firm Shares and the Option Shares conform to all statements relating thereto contained in the Registration Statement or the Prospectus.

                         (xvii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may otherwise be properly described therein, there has not been any material adverse change in the assets or properties, business or results of operations or financial condition of the Company or the Subsidiaries, whether or not arising from transactions in the ordinary course of business; neither the Company nor the Subsidiaries has sustained any material loss or interference with its business or properties from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance; since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor the Subsidiaries has undertaken any liability or obligation, direct or contingent, except for liabilities or obligations undertaken in the ordinary course of business; and neither the Company nor the Subsidiaries has (A) issued any securities or incurred any liability or obligation, primary or contingent, for borrowed money, (B) entered into any transaction not in the ordinary course of business, or (C) declared or paid any dividend or made any distribution on any of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

                        (xviii)   Neither the Company nor any of its officers,
                 directors or affiliates (as defined in the Regulations), has taken or will take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Firm Shares or the Option Shares.

                          (xix) The Company has obtained from each of its executive officers and directors and the Selling Shareholders, its, his or her enforceable written agreement, in form and substance satisfactory to counsel for the Underwriters, that for a period of 180 days from the date on which the public offering of the Shares commences they will not, without your prior written consent, offer, pledge, sell, contract to sell, grant any option to purchase, encumber, hypothecate or, otherwise dispose of, directly or indirectly, any shares of Common Stock or other securities of the Company (or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for shares of Common Stock or other securities of the Company, including, without limitation, any shares of Common Stock issuable under any employee stock options), beneficially owned by them, except with respect to Shares being sold in connection herewith.

                           (xx) The Company is not, and does not intend to conduct its business in a manner in which it would be, an "investment company" as defined in Section 3(a) of the Investment Company Act of 1940 (the "Investment Company Act").

                          (xxi) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement, except such person or entities from whom written waivers of such rights have been received prior to the date hereof.

                         (xxii) Except as may be set forth in the Prospectus, the Company has not incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

                        (xxiii)   No transaction has occurred between or among
                 the Company, the Subsidiaries, and any of their officers or directors or any affiliates of any such officer or director, that is required to be described in and is not described in the Registration Statement and the Prospectus.

                         (xxiv) The Common Stock, including the Shares, are authorized for quotation on the NASDAQ National Market.

                          (xxv) Neither the Company, the Subsidiaries, nor any of their affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba. If, at any time after the date that the Registration Statement is declared effective with the Commission or with the Florida Department of Banking and Finance (the "Florida Department"), whichever date is later, and prior to the end of the period referred to in the first clause of Section 4(a)(ii) hereof, the Company commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba, the Company will so inform the Florida Department within ninety days after such commencement of business in Cuba, and during the period referred to in Section 4(a)(ii) hereof will inform the Florida Department within ninety days after any change occurs with respect to previously reported information.

                 (b) The Selling Shareholders severally and not jointly, represent and warrant to, and agree with, the several Underwriters that:

                            (i) Such Selling Shareholder has deposited in custody, under a Custody Agreement (the "Custody Agreement") with Harris Trust and Savings bank, N.A.,

                 Chicago, Illinois as custodian (the "Custodian"), certificates in negotiable form for the Selling Shareholder Shares to be sold hereunder by such Selling Shareholder, for the purpose of further delivery pursuant to this Agreement. Such Selling Shareholder agrees that the Selling Shareholder Shares to be sold by such Selling Shareholder on deposit with the Custodian are subject to the interests of the Company and the Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of such Selling Shareholder hereunder and under the Custody Agreement shall not be terminated except as provided in this Agreement or the Custody Agreement by any act of such Selling Shareholder, by operation of law, whether by the death or incapacity of such Selling Shareholder, or by the occurrence of any other event. If such Selling Shareholder should die or become incapacitated, or if any other event should occur before the delivery of the Selling Shareholder Shares hereunder, the documents evidencing the Selling Shareholder Shares then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

                           (ii) Such Selling Shareholder has all requisite power and authority to execute, deliver, and perform this Agreement, the Power of Attorney and the Custody Agreement. This Agreement, the Power of Attorney and the Custody Agreement have been duly executed and delivered by or on behalf of such Selling Shareholder, is the legal, valid and binding obligation of such Selling Shareholder, and is enforceable as to such Selling Shareholder in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by such Selling Shareholder for the execution, delivery or performance of this Agreement, the Power of Attorney or the Custody Agreement (except filings under the Act which have been made before the applicable Closing Date and such consents consisting only of consents under "blue sky" or securities laws which have been obtained at or prior to the date of this Agreement) by such Selling Shareholder. No consent of any party to any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding to which such Selling Shareholder is a party, or to which any of such Selling Shareholder's properties or assets are subject, is required for the execution, delivery or performance of this Agreement, the Power of Attorney or the Custody Agreement; and the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice of the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding, or violate, result in a breach of, or conflict with, any law, rule, regulation, order, judgment or decree binding on such Selling Shareholder.

                          (iii) Such Selling Shareholder has good title to the Selling Shareholder Shares to be sold by such Selling Shareholder pursuant to this Agreement, free and clear of all liens, security interests, pledges, charges, encumbrances, shareholders' agreements and voting trusts subject, in the case of each Selling Shareholder to the rights of Harris Trust and Savings bank, N.A., Chicago, Illinois as Custodian and when delivered in accordance with this Agreement, the Underwriters will receive good title to the Selling Shareholder Shares purchased by them, respectively, from such Selling Shareholder, free and clear of all liens, security interests, pledges, charges, encumbrances, shareholders' agreements and voting trusts.

                           (iv) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or threatened (or any basis therefor known to such Selling Shareholder) with respect to such Selling Shareholder or his, her or its assets that would have an adverse effect on such Selling Shareholder's ability to perform his, her or its obligations under this Agreement, the Custody Agreement or the Power of Attorney. Such Selling Shareholder is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree that would have an adverse effect on such Selling Shareholder's ability to perform his, her or its obligations under this Agreement, the Custody Agreement or the Power of Attorney; nor is such Selling Shareholder required to take any action in order to avoid such a violation or default.

                            (v) Neither such Selling Shareholder nor any of such Selling Shareholder's affiliates (as defined in the Regulations) has taken or will take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of such Selling Shareholder Shares.

                           (vi) All information furnished or to be furnished to the Company by or on behalf of such Selling Shareholder for use in connection with the preparation of the Registration Statement and the Prospectus is true in all respects and does not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                          (vii) Except as may be set forth in the Prospectus, such Selling Shareholder has not incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

                         (viii) Such Selling Shareholder has no knowledge that, and does not believe that, any representation or warranty of the Company in Section 4(a) is incorrect.

                           (ix) The Selling Shareholder Shares to be sold by such Selling Shareholder pursuant to this Agreement are duly and validly authorized and issued, fully paid and non-assessable, and have not been issued and are not owned or held in violation of any preemptive right of shareholders, optionholders, warrantholders or other persons.

                            (x) No transaction has occurred between such Selling Shareholder and the Company that is required to be described in the Registration Statement or the Prospectus and is not otherwise described in the Registration Statement or the Prospectus.

                           (xi) Such Selling Shareholder has not, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

       5 . Conditions of the Underwriters' Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

                 (a) (i) The Registration Statement shall have become effective not later than 5:00 P.M., New York time, on the date of this Agreement, or at such later time or on such later date as you may agree to in writing; (ii) at or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or shall be threatened or contemplated by the Commission;
         (iii) any request for additional information on the part of the Commission shall have been complied with to the satisfaction of the Commission and counsel for the Underwriters; (iv) the National Association of Securities Dealers, Inc. (the "NASD"), upon review of the terms of the public offering of Shares, shall not have objected to such offering, such terms, or the Underwriters' participation therein;
         (v) after the date hereof no amendment or supplement shall have been filed to the Registration Statement or the Prospectus without your prior consent; and (vi) you shall have been notified by 5:00 P.M., New York time, on the third business day after the date hereof, that, if Rule 430A under the Act is used, the Prospectus has been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period.

                 (b) You shall not have advised the Company that the Registration Statement or the Prospectus or any amendment thereof or supplement thereto contains an untrue statement of a fact which is material, or omits to state a fact which is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (c) Between the time of the execution and delivery of this Agreement and the Closing Date, there shall be no litigation instituted against the Company, the Subsidiaries, or any of their respective officers or directors, and between such dates there shall be no proceeding instituted or threatened against the Company or the Subsidiaries or any of their respective officers or directors before or by any Federal, state, county or local commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially adversely affect the Company or the Subsidiaries or any of their respective businesses, business prospects, condition (financial or otherwise), results of operations or assets.

                 (d) The representations and warranties of the Company and the Selling Shareholders contained in this Agreement and in the certificates delivered pursuant to Sections 5(e) and 5(k) shall be true and correct when made and on and as of each Closing Date as if made on such date and the Company and the Selling Shareholders shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it or them at or before such Closing Date.

                 (e)      The Company shall have furnished to the
         Representatives a certificate of the Company, signed by Jorn Budde, President and Chief Executive Officer, and Keith Ford, Vice President-Finance, Treasurer and Secretary, dated the Closing Date to the effect that each has carefully examined the Registration Statement, the Prospectus (and any supplements thereto) and this Agreement, and, after due inquiry, that:

                          (i) As of the Closing Date the statements made in the Registration Statement and the Prospectus are true and correct and the Registration Statement and the Prospectus do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                          (ii) No order suspending the effectiveness of the Registration Statement or the qualification or registration of the Securities under the securities or Blue Sky laws of any jurisdiction is in effect and no proceeding for such purpose is pending before or, to the knowledge of such officers, threatened or contemplated by the Commission or the authorities of any such jurisdiction; and any request for additional information with respect to the Registration Statement or the Prospectus on the part of the staff of the Commission or any such authorities brought to the attention of such officers has been complied with to the satisfaction of the staff of the Commission of such authorities.

                          (iii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (x) there has not been any change in the capital stock or long-term debt of the Company or any of the Subsidiaries, except as set forth in or contemplated by the Registration Statement and the Prospectus, (y) there has not been any material adverse change in the general affairs, business, prospects, properties, management, results of operating or condition (financial or otherwise) of the Company or any of the Subsidiaries, whether or not arising from transactions in the ordinary course of business, in each case, other than as set forth in or contemplated by the Registration Statement and the Prospectus, and (z) neither the Company nor any of the Subsidiaries has sustained any material interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus.

                          (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has been no litigation instituted against the Company or any of the Subsidiaries, any of their respective officers or directors, or (to the best knowledge of such officers) any affiliate or promoter of the Company or any of the Subsidiaries, and since such dates there has been no proceeding instituted or, to the best knowledge of such officers, threatened against the Company or any of the Subsidiaries, any of their respective officers or directors, or (to the best knowledge of such officers) any affiliate or promoter of the Company or any of the Subsidiaries, before any federal, state or county court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding could have a material adverse effect.

                          (v) Each of the representations and warranties of the Company in this Agreement is true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of the Closing Date.

                          (vi) Each of the covenants required in this Agreement to be performed by the Company and the Subsidiaries on or prior to the Closing Date has been duly, timely and fully performed, and each condition required herein to be complied with by the Company, on or prior to the Closing Date has been duly, timely and fully complied with.

                 (f) The Representatives shall have received on each Closing Date certificates, addressed to the Representatives and dated such Closing Date, of each of the Selling Shareholders to the effect that the representations and warranties of each such Selling Shareholder is true and correct on and as of such Closing Date and such Selling Shareholder has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by such Selling Shareholder at or prior to such Closing Date.

                 (g) The Representatives shall have received at the time this Agreement is executed and on each Closing Date a signed letter from each of Ernst & Young LLP and Mancera, S.C., addressed to the Representatives and dated, respectively, the date of this Agreement and each such Closing Date, in form and scope reasonably satisfactory to the Representatives, with reproduced copies or signed counterparts thereof for each of the Underwriters confirming that they are independent accountants within the meaning of the Act and the Regulations, that the response to Item 10 of the Registration Statement is correct in so far as it relates to them and stating in effect that:

                            (i)   in their opinion the audited financial
                 statements and financial statement schedules included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder;

                           (ii) on the basis of a reading of the minutes of the meetings of the shareholders, directors and committees of the Company and the Subsidiaries; performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited interim financial statements of the Company and the Subsidiaries included in the Registration Statement and the Prospectus and reading the unaudited interim financial; data for the period from the date of the latest balance sheet included in the Registration Statement and the Prospectus to the date of the latest available interim financial data; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and the Subsidiaries as to transactions and events subsequent to the date of the latest audited financial statements, except as disclosed in the Registration Statement and the Prospectus, nothing came to their attention which caused them to believe that:

                                        (A)     the amounts in "Summary
                               Consolidated Financial Data," included in the Registration Statement and the Prospectus do not agree with the corresponding amounts in the audited financial statements from which such amounts were derived; or

                                        (B)     the unaudited financial
                               statements included in the Registration
                               Statement do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement; or

                                        (C)     with respect to the Company and
                               the Subsidiaries, there were, at a specified date not more than five business days prior to the date of the letter, any decreases in net sales, income before income taxes and net income or any increases in long-term debt of the Company and the Subsidiaries or any decreases in the capital stock, working capital or the stockholders' equity in the Company and the Subsidiaries, as compared with the amounts shown on the December 31, 1995 audited Balance Sheets included in the Registration Statement or the audited Statement of Operations, for such year; and

                          (iii) they have performed certain other procedures as a result of which they determined that information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and the Subsidiaries) set forth in the Registration Statement and the Prospectus and reasonably specified by the Representative agrees with the accounting records of the Company and the Subsidiaries.

         References to the Registration Statement and the Prospectus in this paragraph (e) are to such documents as amended and supplemented at the date of such letter.

                 (h) The Representatives shall have received on each Closing Date the following legal opinions (in English) addressed to the Representatives and dated such Closing Date, with reproduced copies or signed counterparts thereof for each of the Underwriters as follows:

                          (i) An opinion of Jordaan, Howard & Pennington, PLLC, counsel for the Company and the Texas Subsidiaries, with respect to the Company and the Texas Subsidiaries and limited to matters of Texas law and the laws of the United States, in the form of Exhibit A, hereto .

                          (ii) An opinion of Margain - Rojas - Gonzalez - Vargas, S.C., counsel for the Mexican Subsidiaries, with respect to the Mexican Subsidiaries and limited to matters of Mexican law, in the form of Exhibit B, hereto.

                          (iii) An opinion of ____________, counsel for Deli-Bon, with respect to Deli-Bon and limited to matters of Canadian law, in the form of Exhibit C, hereto.

                          (iv) An opinion of ____________, counsel for Simply Fresh, with respect to Simply Fresh and limited to matters of California law and the laws of the United States, in the form of Exhibit D, hereto.

         In rendering their opinion as aforesaid, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company or of such Subsidiary, provided that executed copies of such certificates are provided to the Representatives.

                 (i) The Representatives shall have received on the Firm Shares Closing Date from Jordaan, Howard & Pennington, PLLC, counsel to the Selling Shareholders, an opinion, addressed to the Representatives, and dated such Closing Date, to the effect that:

                            (i) Each of the Selling Shareholders has record ownership of the Selling Shareholder Shares and all requisite power and authority to execute, deliver and perform this Agreement, the Custody Agreement and the Power of Attorney and to issue and sell the Selling Shareholder Shares. Each of the Agreement, the Custody Agreement and the Power of Attorney has been duly authorized, executed and delivered by the Selling Shareholders, is the legal, valid and binding obligation of each of the Selling Shareholders and (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally) is enforceable as to each of the Selling Shareholders in accordance with its terms. No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local, foreign or other governmental authority or any court or other tribunal is required by any of the Selling Shareholders, for the execution, delivery or performance by any of the Selling Shareholders of this Agreement, the Custody Agreement or the Power of Attorney (except filings under the Act which have been made prior to the Closing Date and consents consisting only of consents under "blue sky" or securities laws). To the knowledge of such counsel, no consent of any party to any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding to which each of the Selling Shareholders is a party, or to which any of their respective properties or assets are subject, is required for the execution, delivery or performance of this Agreement, the Custody Agreement or the Power of Attorney; and the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney will not violate, result in breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding, in each case known to such counsel, or violate, result in a breach of any term of the certificate of incorporation (or other charter documents) or by-laws of any Selling Shareholder, or violate, result in a breach of, or conflict with any law, rule regulation, order, judgment, or decree binding on any of the Selling Shareholders or to which any of their respective operations, businesses, properties or assets are subject.

                           (ii) Such opinion delivered on the Firm Shares Closing Date shall also state that each Selling Shareholder Share, to be delivered on that date is duly and validly issued, fully paid, and non-assessable, with no personal liability attaching to the ownership thereof, and is not issued in violation of any preemptive rights of shareholders, and the Underwriters have received good title to the Selling Shareholder Shares purchased by them, respectively, from each of the Selling Shareholders, as applicable, for the consideration contemplated herein and in good faith and without notice of any adverse claim within the meaning of the Uniform Commercial Code, free and clear of any liens, security interests, pledges, charges, encumbrances, shareholders' agreements, voting trusts and other claims.

                 (j) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be satisfactory in form and substance to the Representatives and their counsel, and the Underwriters shall have received from Katten Muchin & Zavis, a favorable opinion, addressed to the Representatives and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Representatives may reasonably request, and the Company and the Selling Shareholders shall have furnished to Katten Muchin & Zavis, such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                 (k) The Company and the Subsidiaries shall have furnished the Representatives with such other information, certificates and documents as the Representatives may reasonably request.

         6.      Covenants of the Company and the Selling Shareholders.

                 (a)     The Company covenants and agrees as follows:

                            (i) The Company shall use its best efforts to cause the Registration Statement to become effective as promptly as possible. If the Registration Statement has become or becomes effective with a form of prospectus omitting Rule 430A information, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus, properly completed, pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to you of such timely filing. The Company shall notify you immediately, and confirm such notice in writing,
                 (A) when the Registration Statement and any post-effective amendment thereto become effective, (B) of the receipt of any comments from the Commission or the "blue sky" or securities authority of any jurisdiction regarding the Registration Statement, any post-effective amendment thereto, the Prospectus, or any amendment or supplement thereto, and (C) of the receipt of any notification with respect to a Stop Order. The Company shall not file any amendment to the Registration Statement or supplement to the Prospectus unless the Company has furnished the Representatives a copy for their review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any Stop Order and, if issued, to obtain as soon as possible the withdrawal thereof.

                           (ii) During the time when a prospectus relating to the Shares is required to be delivered hereunder or under the Act or the Regulations, the Company shall comply so far as it is able with all requirements imposed upon it by the Act, as now existing and as hereafter amended, and by the Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and the Prospectus. If, at any time when a prospectus relating to the Shares is required to be delivered under the Act and the Regulations, any event as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the Regulations, the Company promptly shall prepare and file with the Commission, subject to the third sentence of paragraph (i) of this Section 6(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                          (iii) The Company shall make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Act or Rule 158 of the Regulations.

                           (iv) The Company shall furnish the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto, Incorporated Documents and amendments thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto or Incorporated Documents) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act or the Regulations, as many copies of any Preliminary Prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

                            (v)   The Company shall cooperate with the
                 Representatives and their counsel in endeavoring to qualify the Shares for offer and sale under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                           (vi) For a period of five years after the date of this Agreement, the Company shall supply to each of the Representatives, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and to furnish to each of the Representatives a copy of each annual, quarterly or other report it shall be required to file with the Commission.

                          (vii) Without the prior written consent of the Representatives, for a period of 180 days from the date on which a public offering of the Shares commences, the Company shall not issue, sell or register with the Commission or otherwise dispose of, directly or indirectly, any securities of the Company (or any securities convertible into or exercisable or exchangeable for securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement.

                         (viii) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the NASDAQ National Market.

                           (ix) Prior to each Closing Date and for a period of 25 days thereafter, you shall be given reasonable written prior notice of any press release or other direct or indirect communication and of any press conference with respect to the Company, the financial conditions, results of operations business, properties, assets, liabilities of the Company, or this offering.

                            (x) The Company will apply the net proceeds from the Offering received by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

                 (b) The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses relating to the registration and public offering of the Shares including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each Preliminary Prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and any documents required to be delivered with any Preliminary Prospectus or the Prospectus, and the printing, filing and distribution of the Agreement Among Underwriters, this Agreement and related documents; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 6(a)(v), including the fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each Preliminary Prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the NASD in connection with its review of the terms of the public offering; (vi) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of all reports and information required by Section 6(a)(vi); (vii) inclusion of the Shares for quotation on the NASDAQ National Market System; and (viii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company and the Selling Shareholders to the Underwriters. Except as otherwise contemplated by Section 9 hereof, the Underwriters will pay their own counsel fees and expenses to the extent not otherwise covered by clause (iii) above, and their own travel and travel-related expenses in connection with the distribution of the Shares. Without limiting the Company's obligations set forth above, each of the Selling Shareholders agrees to pay all of the other costs and expenses incident to the performance of its obligations under this Agreement and the sale of the Selling Shareholder Shares by them hereunder.

         7.      Indemnification.

                 (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or other Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein such fact required to be stated therein or necessary to make such statements therein not misleading. The Selling Shareholders agree, jointly and severally, to indemnify each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact with respect to such Selling Shareholders contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto (which amendments or supplements are furnished to such Selling Shareholders), or which arise out of or are based upon any omission or alleged omission to state therein such fact required to be stated therein or necessary to make such statements therein not misleading, but only with reference to information relating to such Selling Shareholders furnished in writing to the Company by or on behalf of such Selling Shareholders expressly for use in connection with the preparation of the Registration Statement and Prospectus or any amendment thereof or supplement thereto. Such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such Preliminary Prospectus, the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter specifically for use therein. The obligations of each of the Selling Shareholders, pursuant to this Section 7(a) and Section 8, shall be limited to an amount not exceeding the product of the Per Share Price to Public of the Shares as set forth on the cover page of the Prospectus and the number of Selling Shareholder Shares being sold by each of them. In no event shall the indemnification agreement contained in this Section 7(a) inure to the benefit of any Underwriter on account of any losses, claims, damages, liabilities or actions arising from the sale of the Shares upon the public offering to any person by such Underwriter if such losses, claims, damages, liabilities or actions arise out of, or are based upon, a statement or omission or alleged omission in a Preliminary Prospectus and if, in respect to such statement, omission or alleged omission, the Prospectus differs in a material respect from such Preliminary Prospectus and a copy of the Prospectus has not been sent or given to such person at or prior to the confirmation of such sale to such person. This indemnity agreement will be in addition to any liability which the Company and the Selling Shareholders may otherwise have.

                 (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act or
         Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement and each Selling Shareholder, to the same extent as the foregoing indemnity from the Company and the Selling Shareholders to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any Preliminary Prospectus, any Rule 430A Prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, which were made in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter for specific use therein; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) and the Selling Shareholders shall be limited to the net proceeds received by the Company and the Selling Shareholders, respectively, from such Underwriter. For all purposes of this Agreement, the amounts of the selling concession and reallowance set forth in the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for inclusion in any Preliminary Prospectus, any Rule 430A Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto.

                 (c) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 7(a) or 7(b) shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party), or
         (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

         8. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Sections 7(a) and (b) is due in accordance with its terms but for any reason is held to be unavailable from the Company, the Selling Shareholders or the Underwriters, the Company, the Selling Shareholders and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as the Selling Shareholders, persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution) to which the Company and the Selling Shareholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholders and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts but before deducting expenses) received by the Company or the Selling Shareholders from the sale of the Shares, as set forth in the table on the cover page of the Prospectus (but not taking into account the use of the proceeds of such sale of Shares by the Company), bear to (y) the underwriting discount received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, the Selling Shareholders and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchase by such Underwriter hereunder, (ii) in no case shall any of the Selling Shareholders be liable or responsible for any amount in excess of the product of the Per Share Price to Public of the Shares as set forth on the cover page of the Prospectus and the number of Shares being sold by each of them subject to the limitation expressed in Section 7(a), and (iii) the Company shall be liable and responsible for any amount in excess of the underwriting discount and the amount referred to in clause (ii); provided, however (i) that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purpose of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of the Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i), (ii) and (iii) in the immediately preceding sentence of this
Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omissions so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

         9. Termination. This Agreement may be terminated with respect to the Shares to be purchased on any Closing Date by the Representatives by notifying the Company at any time prior to the purchase of the Shares:

                 (a) in the absolute discretion of the Representatives at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the future materially disrupt, the securities markets; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable to proceed with the Offering; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares; (iv) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or the NASDAQ National Market has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the NASD, or any other governmental or regulatory authority; or (v) if a banking moratorium has been declared by any state or federal authority, or

                 (b) at or before any Closing Date, if any of the conditions specified in Section 5 shall not have been fulfilled when and as required by this Agreement.

         If this Agreement is terminated pursuant to any of its provisions, neither the Company nor any of the Selling Shareholders shall be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company or any the Selling Shareholders, except that
(y) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company or the Selling Shareholders or all of them to comply with the terms or to fulfill any of the conditions of this Agreement, the Company and each of the Selling Shareholders will reimburse the Underwriters for all out-of-pocket expenses (including the fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company and any the Selling Shareholders or to the other Underwriters for damages occasioned by its failure or refusal.

         10. Substitution of Underwriters. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 9) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date:

                 (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

                 (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to an additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Shares upon the terms set forth in this Agreement.

         In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representatives and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company and the Selling Shareholders and without liability on the part of the Company and the Selling Shareholders, except in both cases as provided in Sections 6(b), 7, 8 and 9. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company or the Selling Shareholders or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

         11. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Selling Shareholders and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the Selling Shareholders or any of the officers, directors or controlling persons referred to in Sections 7 and 8 hereof, and shall survive deliver of and payment for the Shares. The provisions of Sections 6(b), 7, 8 and 9 shall survive the termination or cancellation of this Agreement.

         This Agreement has been and is made for the benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors and assigns and, to the extent expressed herein, for the benefit of person controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

         All notices and communications hereunder shall be in writing and mailed or delivered, or by telefax or telegraph if subsequently confirmed by letter, (a) if to the Representatives, to them in care of Rodman & Renshaw, Inc., One Liberty Plaza, 165 Broadway, New York, New York 10006, Attention:
Julia Heckman, Managing Director, telecopy: (212) 416-7439, with a copy to Katten Muchin & Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661, Attention: Lawrence D. Levin, telecopy: (312) 902-1061, (b) if to the Company, to the Company's agent for service as such agent's address appears on the cover page of the Registration Statement, and (c) if to any of the Selling Shareholders, to such Selling Shareholder in care of the Company.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the person or persons or entity or entities require.

         All section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or inference shall be derived therefrom.

         Please confirm that the foregoing correctly sets forth the agreement among us.

                                        Very truly yours,

                                        THE UNIMARK GROUP, INC.



                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:


                                        THE SELLING SHAREHOLDERS

                                        By:
                                           ------------------------------------
                                           Jorn Budde, Attorney-in-Fact for
                                           the Selling Shareholders named in
                                           Schedule II hereto

Confirmed on behalf of itself
and as the Representatives of
the several Underwriters named
in Schedule I annexed hereto:

RODMAN & RENSHAW, INC.


By:
   -----------------------------
   Name:
   Title:

RAUSCHER PIERCE REFSNES, INC.


By:
   -----------------------------
   Name:
   Title:

                                   SCHEDULE I

                                                     Number of Firm
                                                       Shares to be
Name of Underwriter                                      Purchased
- -------------------                                  ---------------
Rodman & Renshaw, Inc.
Rauscher Pierce Refsnes, Inc.






                                                         ---------
                 Total                                   2,000,000
                                                         =========

                                  SCHEDULE II




Name of Selling Shareholder       Number of Shares to be sold     Option Shares
- ---------------------------       ---------------------------     -------------
Jorn Budde
Rafael Vaquero Bazan
[LIST OTHERS]






                                          -------
                 Total                    600,000
                                          =======

                                   EXHIBIT A

             [Legal opinion of Jordaan, Howard & Pennington, PLLC]


                         (i)      Each of the Company and the Texas
                 Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas with full corporate power and authority to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus. To the knowledge of such counsel, the Company has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus. Each of the Company and the Texas Subsidiaries is duly qualified to do business and is in good standing, in each state where the failure to be so qualified could have a material adverse effect on the operating condition (financial and otherwise) or business of the Company. The Company has no subsidiaries and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization, except for the Subsidiaries as defined in Section 4(a)(v) of this Agreement.

                         (ii) The Company has authorized, issued and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus. The certificates evidencing the shares are in due and proper legal form. Each outstanding share of Common Stock has been duly and validly authorized and issued, fully paid, and non-assessable, without any personal liability attaching to the ownership thereof, and has not been issued and is not owned or held in violation of any preemptive right of shareholders. The Company owns all of the shares of capital stock of the Subsidiaries, free and clear of all liens, claims, security interests, restrictions, shareholders' agreements, voting trusts and any other encumbrances whatsoever. To the knowledge of such counsel, there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Company or any of the Subsidiaries or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company or any of the Subsidiaries, except as properly described in the Prospectus. To the knowledge of such counsel, there is outstanding no security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company or any of the Subsidiaries, except as may be properly described in the Prospectus.

                         (iii) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation before any court or before any public body or board pending, or to the knowledge of such counsel, threatened with respect to the Company, the Subsidiaries, the Selling Shareholders or any of their respective operations, businesses, properties, assets, or financial condition except as properly described in the Prospectus or such as individually or in the aggregate do not now have and are not in the future reasonably foreseeable to have a material adverse effect upon the operations, business, properties, assets, or financial condition of the Company and the Subsidiaries. To the knowledge of such counsel, neither the Company nor the

                 Subsidiaries is involved in any labor dispute, nor is such dispute threatened, which dispute would have a material adverse effect upon the operations, business, properties, assets or financial condition of the Company and the Subsidiaries. Neither the Company nor any of the Texas Subsidiaries are in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as may be properly described in the Prospectus or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, assets, or financial condition of the Company or the Subsidiaries; nor is the Company or any of the Texas Subsidiaries required to take any action in order to avoid any such violation or default.

                         (iv) To the knowledge of such counsel, neither the Company the Subsidiaries nor any other party is now or is expected by the Company to be in violation or breach of, or in default with respect to, complying with any term, obligation or provision of any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding which is material to the Company or any of the Subsidiaries or by which any of their respective properties or businesses may be bound or affected and no event has occurred which with notice or lapse of time or both would constitute such a default.

                         (v) Neither the Company nor any of the Texas Subsidiaries is in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other charter document) or by-laws.

                         (vi)     Each of the Company and the Texas
                 Subsidiaries has all requisite power and authority to execute, deliver and perform this Agreement and to issue and sell the Shares. All necessary corporate proceedings of the Company and the Subsidiaries have been taken to authorize the execution, delivery and performance by the Company of this Agreement. This Agreement has been duly authorized, executed and delivered by each of the Company and the Subsidiaries, is the legal, valid and binding obligation of each of the Company and of the Texas Subsidiaries and (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally) is enforceable as to the Company in accordance with its terms. No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal state, local or other governmental authority or any court or other tribunal is required by the Company or the Texas Subsidiaries for the execution, delivery or performance by the Company or the Texas Subsidiaries of this Agreement (except filings under the Act which have been made prior to the Closing Date and consents consisting only of consents under "blue sky" or securities laws). To the knowledge of such counsel, no consent of any party to any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding to which the Company, the Subsidiaries or the Selling Shareholder are a party, or to which any of their respective properties or assets are subject, is required for the execution, delivery or performance of this Agreement; and the execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding, in each case known to such counsel, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by- laws of the Company, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgement, or decree binding on the Company, or any of the Subsidiaries or to which any of their respective operations, businesses, properties or assets are subject.

                         (vii) The Firm Shares and the Option Shares are duly and validly authorized. Each Share, as the case may be, delivered on the Closing Dates is duly and validly issued, fully paid, and non- assessable, with no personal liability attaching to the ownership thereof, and is not issued in violation of any preemptive rights of shareholders, and the Underwriters have received good title to the Shares purchased by them, respectively, from the Company and the Selling Shareholder, as applicable, for the consideration contemplated herein and in good faith and without notice of any adverse claim within the meaning of the Uniform Commercial Code, free and clear of any liens, security interests, pledges, charges, encumbrances, stockholders' agreements, voting trusts and other claims. The Common Stock, the Firm Shares and the Option Shares conform to all statements relating thereto contained in the Registration Statement or the Prospectus and are approved for listing on the Nasdaq National Market.

                         (viii) To the knowledge of such counsel, any contract, agreement, instrument, lease or license required to be described in the Registration Statement or the Prospectus has been properly described therein. To the knowledge of such counsel, any contract, agreement, instrument, lease or license required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to or has been incorporated as an exhibit by reference into the Registration Statement.

                         (ix) Insofar as statements in the Prospectus purport to summarize the status of litigation or the provisions of laws, rules, regulations, orders, judgments, decrees, contracts, agreements, instruments, leases or licenses, such statements have been prepared or reviewed by such counsel and to the knowledge of such counsel, accurately reflect the status of such litigation and provisions purported to be summarized and are correct in all material respects.

                         (x) The Company is not required and will not be required as a result of this offering, to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

                         (xi) To the knowledge of such counsel, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement except such persons or entities from whom written waivers of such rights have been received prior to the Closing Date.

                         (xii) The Registration Statement has become effective under the Act. No Stop Order has been issued and no proceedings for that purpose has been instituted or are threatened, pending, or to such counsel's knowledge, contemplated.

                         (xiii) The Registration Statement, any Rule 430A Prospectus, and the Prospectus, and any amendment or supplement thereto (other than financial statements and other financial data and schedules which are or should be contained in any thereof, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Act and the Regulations. To the knowledge of such counsel, the conditions for the use of Form S-1 have been satisfied with respect to the Registration Statement.

                         (xiv) To the knowledge of such counsel, since the effective date of the Registration Statement, no event has occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been set forth in such an amendment or supplement.

                         (xv) The agreement of each officer and director of the Company and the Selling Shareholders, stating that for a period of 180 days from the date on which the public offering of the Shares commences, such party will not, without the Representatives' prior written consent, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock (or any other securities of the Company or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for shares of Common Stock or other securities of the Company, including, without limitation, any shares of Common Stock issuable under any employee stock options), beneficially owned by such party, has been duly and validly authorized, executed and delivered by such party and constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms.

         In addition, counsel has participated in the preparation of the Registration Statement and the Prospectus and in conferences with officers and other representative of the Company, representatives of the Representatives and representatives of the independent accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel has not independently verified and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing and relying as to materiality upon the representations of executive officers of the Company after conferring with such executive officers, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective and at each Closing Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, except for the financial statements and other financial and statistical data included therein as to which counsel need express no opinion, as amended or supplemented on the date thereof and at each Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to the financial statements and schedules and other financial or statistical data included in the Registration Statement or Prospectus).

                                   EXHIBIT B

          [Legal opinion of Margain - Rojas - Gonzalez - Vargas, S.C.]

                         (i) Each Mexican Subsidiary is a corporation duly organized, validly existing, and in good standing under the laws of the State of its incorporation, with full corporate power and authority to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus. To the knowledge of such counsel, each of the Mexican Subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus. Each Mexican Subsidiary is duly qualified to do business and is in good standing, in each state where the failure to be so qualified could have a material adverse effect on the operating condition (financial and otherwise) or business of such Mexican Subsidiary or the Company.

                         (ii) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation before any court or before any public body or board pending or to the knowledge of such counsel, threatened with respect to the Mexican Subsidiaries or any of their respective operations, businesses, properties, assets, or financial condition except as properly described in the Prospectus or such as individually or in the aggregate do not now have and are not in the future reasonably foreseeable to have a material adverse effect upon the operations, business, properties, assets, or financial condition of the Mexican Subsidiaries. Neither of the Mexican Subsidiaries is in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as may be properly described in the Prospectus or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, assets, or financial condition of the Mexican Subsidiaries; nor is either of the Mexican Subsidiaries required to take any action in order to avoid any such violation or default.

                         (iii) To the knowledge of such counsel, the Mexican Subsidiaries are not now nor is either of them expected by the Company to be in violation or breach of, or in default with respect to, complying with any term, obligation or provision of any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding which is material to the Mexican Subsidiaries or by which any of their respective properties or businesses may be bound or affected and no event has occurred which with notice or lapse of time or both would constitute such a default.

                         (iv) Neither of the Mexican Subsidiaries is in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other charter documents)

                         (v) No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal state, local or other governmental authority or any court or other tribunal is required by the Mexican Subsidiaries for the execution, delivery or performance of this Agreement (except filings under the Act which have been made prior to the Closing Date and consents consisting only of consents under

                 "blue sky" or securities laws). To the knowledge of such counsel, no consent of any party to any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding to which the Mexican Subsidiaries are a party, or to which any of their respective properties or assets are subject, is required for the execution, delivery or performance of this Agreement; and the execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding, in each case known to such counsel, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgement, or decree binding on either of the Mexican Subsidiaries or to which any of their respective operations, businesses, properties or assets are subject.

                         (vi) To the knowledge of such counsel, any contract, agreement, instrument, lease or license required to be described in the Registration Statement or the Prospectus has been properly described therein.

                         (vii) Insofar as statements in the Prospectus purport to summarize the status of litigation or the provisions of laws, rules, regulations, orders, judgments, decrees, contracts, agreements, instruments, leases or licenses, such statements have been prepared or reviewed by such counsel and to the knowledge of such counsel, accurately reflect the status of such litigation and provisions purported to be summarized and are correct in all material respects.

                                   EXHIBIT C

             [Legal opinion of ________________ [DELI-BON COUNSEL]]

                         (i) Deli-Bon is a corporation duly organized, validly existing, and in good standing under the laws of the State of its incorporation, with full corporate power and authority to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus. To the knowledge of such counsel, Deli-Bon has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus. Deli-Bon is duly qualified to do business and is in good standing, in each state where the failure to be so qualified could have a material adverse effect on the operating condition (financial and otherwise) or business of Deli-Bon or the Company.

                         (ii) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation before any court or before any public body or board pending or to the knowledge of such counsel, threatened with respect to Deli-Bon or its operations, businesses, properties, assets, or financial condition except as properly described in the Prospectus or such as individually or in the aggregate do not now have and are not in the future reasonably foreseeable to have a material adverse effect upon the operations, business, properties, assets, or financial condition of Deli-Bon. Deli-Bon is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as is properly described in the Prospectus or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, assets, or financial condition of the Company; nor is Deli-Bon required to take any action in order to avoid any such violation or default.

                         (iii) To the knowledge of such counsel, Deli-Bon is not now nor is it expected by the Company to be in violation or breach of, or in default with respect to, complying with any term, obligation or provision of any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding which is material to Deli-Bon or by which any of its properties or businesses may be bound or affected and no event has occurred which with notice or lapse of time or both would constitute such a default.

                         (iv) Deli-Bon is not in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other charter documents)

                         (v) No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal state, local or other governmental authority or any court or other tribunal is required by Deli-Bon for the execution, delivery or performance of this Agreement (except filings under the Act which have been made prior to the Closing Date and consents consisting only of consents under "blue sky" or securities laws). To the knowledge of such counsel, no consent of any party to any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding to which Deli-Bon is a party, or to which any of its respective properties or assets are subject, is required for the execution, delivery or performance of this Agreement; and the execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding, in each case known to such counsel, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgement, or decree binding on Deli-Bon or to which any of its operations, businesses, properties or assets are subject.

                         (vi) To the knowledge of such counsel, any contract, agreement, instrument, lease or license required to be described in the Registration Statement or the Prospectus has been properly described therein.

                         (vii) Insofar as statements in the Prospectus purport to summarize the status of litigation or the provisions of laws, rules, regulations, orders, judgments, decrees, contracts, agreements, instruments, leases or licenses, such statements have been prepared or reviewed by such counsel and to the knowledge of such counsel, accurately reflect the status of such litigation and provisions purported to be summarized and are correct in all material respects.

                                   EXHIBIT D

           [Legal opinion of ________________ [SIMPLY FRESH COUNSEL]]

                         (i) Simply Fresh is a corporation duly organized, validly existing, and in good standing under the laws of the State of its incorporation, with full corporate power and authority to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus. To the knowledge of such counsel, Simply Fresh has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus. Simply Fresh is duly qualified to do business and is in good standing, in each state where the failure to be so qualified could have a material adverse effect on the operating condition (financial and otherwise) or business of Simply Fresh or the Company.

                         (ii) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation before any court or before any public body or board pending or to the knowledge of such counsel, threatened with respect to Simply Fresh or its operations, businesses, properties, assets, or financial condition except as properly described in the Prospectus or such as individually or in the aggregate do not now have and are not in the future reasonably foreseeable to have a material adverse effect upon the operations, business, properties, assets, or financial condition of Simply Fresh. Simply Fresh is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as is properly described in the Prospectus or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, assets, or financial condition of the Company; nor is Simply Fresh required to take any action in order to avoid any such violation or default.

                         (iii) To the knowledge of such counsel, Simply Fresh is not now nor is it expected by the Company to be in violation or breach of, or in default with respect to, complying with any term, obligation or provision of any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding which is material to Simply Fresh or by which any of its properties or businesses may be bound or affected and no event has occurred which with notice or lapse of time or both would constitute such a default.

                         (iv) Simply Fresh is not in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other charter documents)

                         (v) No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal state, local or other governmental authority or any court or other tribunal is required by Simply Fresh for the execution, delivery or performance of this Agreement (except filings under the Act which have been made prior to the Closing Date and consents consisting only of consents under "blue sky" or securities laws). To the knowledge of such counsel, no consent of any party to any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding to which Simply Fresh is a party, or to which any of its respective properties or assets are subject, is required for the execution, delivery or performance of this Agreement; and the execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding, in each case known to such counsel, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgement, or decree binding on Simply Fresh or to which any of its operations, businesses, properties or assets are subject.

                         (vi) To the knowledge of such counsel, any contract, agreement, instrument, lease or license required to be described in the Registration Statement or the Prospectus has been properly described therein.

                         (vii) Insofar as statements in the Prospectus purport to summarize the status of litigation or the provisions of laws, rules, regulations, orders, judgments, decrees, contracts, agreements, instruments, leases or licenses, such statements have been prepared or reviewed by such counsel and to the knowledge of such counsel, accurately reflect the status of such litigation and provisions purported to be summarized and are correct in all material respects.





                                      D-2